UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2021

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

ADDITIONAL INFORMATION

THE PROPOSED BUSINESS COMBINATION WILL BE SUBMITTED TO SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION (“ALBERTON”) AND SOLARMAX TECHNOLOGY, INC. (“SOLARMAX”) FOR THEIR CONSIDERATION AT SPECIAL MEETINGS OF THEIR RESPECTIVE SHAREHOLDERS. ALBERTON HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT/PROSPECTUS IN FORM S-4 (FILE NO. 333-251825) AND INTENDS TO FILE FURTHER PRELIMINARYAND DEFINITIVE PROXY STATEMENTS/PROSPECTUS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS. ALBERTON AND SOLARMAX WILL MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS TO THEIR RESPECTIVE SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS OF ALBERTON AND SOLARMAX AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT ALBERTON, SOLARMAX AND THE PROPOSED BUSINESS COMBINATION, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV). COPIES OF THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO ALBERTON AT ROOM 1001, 10/F, CAPITAL CENTER, 151 GLOUCESTER ROAD, WANCHAI, HONG KONG.

PARTICIPANTS IN THE SOLICITATION

ALBERTON, SOLARMAX AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ALBERTON’S AND SOLARMAX’ SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING ALBERTON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, FILED WITH THE SEC ON APRIL 6, 2021, AS AMENDED BY A FORM 10-K/A ON JUNE 22, 2021. A LIST OF THE NAMES OF SOLARMAX’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN ALBERTON’S PROXY STATEMENT ON FORM S-4 (FILE NO. 333-251825) RELATING TO THE TRANSACTION WITH SOLARMAX WHICH HAS NOT BEEN DELCARED EFFECTIVE WITH THE SEC AND CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT/PROSPECTUS OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ALBERTON OR SOLARMAX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ALBERTON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE RISK FACTORS DISCLOSED IN AMENDMENT NO. 1 TO ALBERTON’S REGISTRATION STATEMENT ON FORM S-4 UNDER THE CAPTIONS “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS,” “ALBERTON MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDIIONS AND RESULT OF OPERATIONS” AND “SOLARMAX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITOIN AND RESULTS OF OPERATIONS,’ AND THE RISK THAT, SINCE THE REGISTRATION STATEMENT ON S-4 HAS NOT BEEN DECLARED EFFECTIVE, THE FINAL PROXY STATEMENT/PROSPECTUS MAY INCLUDE SIGNIFICATN ADDITIONAL RISKS. SPECIFIC RISKS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER, NASDAQ AND OTHER APPROVALS, THE FUNDS AVAILABLE TO THE SURVIVING CORPORATION AFTER THE MERGER FROM THE TRUST ACCOUNT, AFTER TAKING INTO ACCOUNT ANY REDEMPTIONS BY PUBLIC STOCKHOLDERS, AND FROM ANY PRIVATE FINANCINGS; THE PERFORMANCES OF ALBERTON AND SOLARMAX, AND THE ABILITY OF ALBERTON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF SOLARMAX’ CUSTOMERS, LENDERS, SUPPLIERS AND OTHERS WITH WHICH SOLARMAX CONDUCTS BUSINESS, SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; SOLARMAX’ ABILITY TO OPERATE PROFITABLY, SOLARMAX’ ABILITY TO EXPAND ITS CUSTOMER BASE IN CHINA, THE EFFECT OF THE COVID-19 PANDEMIC AND THE ACTIONS TAKEN BY GOVERNMENTS TO ADDRESS THE PANDEMIC; THE EFFECTS OF ANY CURRENT OR NEW GOVERNMENT REGULATIONS IN THE UNITED STATES AND CHINA THAT RELATE TO SOLAR ENERGY AND AFFECT THE MARKET FOR SOLAR ENERGY; THE EFFECT OF TRADE RELATIONS BETWEEN THE UNITED STATES AND CHINA; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN ALBERTON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ALBERTON AND SOLARMAX, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ALBERTON, SOLARMAX, SOLARMAX’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE AND THOSE SET FORTH IN THE PROXY STATEMENT WHEN FILED WITH THE SEC AND DISTRIBUTED TO THE SHAREHOLDERS OF ALBERTON AND SOLARMAX, INCLUDING THE SECTIONS “CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS,” “RISK FACTORS,” “ALBERTON MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPTIONS,” AND “SOLARMAX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ALBERTON NOR SOLARMAX UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

Item 1.01 Entry into a Material Definitive Agreement.

Fifth Amendment to Merger Agreement

On October 4, 2021, Alberton, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of Alberton (“Merger Sub”), and SolarMax entered into a fifth amendment (the “Fifth Amendment”), to the agreement and plan of merger, dated as of October 27, 2020 (as amended, the “Merger Agreement”).

Pursuant to the Fifth Amendment:

●	the proceeds of $10,000,000 from the sale of the New Notes (defined below) shall be used to pay the Alberton’s indebtedness, including, but not limited to, (a) the deferred underwriting compensation of $4,020,797, (b) promissory notes in the total amount of $1,748,000 due to Global Nature (defined below) and AMC Sino (defined below), (c) extension notes issued to SolarMax in the aggregate principal amount of $927,567.30 as of the date of the Fifth Amendment; (d) loans made by the Hong Ye (defined below) from the proceeds of loans from SolarMax in the principal amount of $651,369 as of the date of the Fifth Amendment; (e) loans made by the Hong Ye in the principal amount of $1,353,640, (f) any additional loans made by the SolarMax to Alberton to fund the payment of expenses incurred by the Alberton, (g) the $50,000 payment due pursuant to Section 11 of the amendment to the Merger Agreement dated August 11, 2021, (h) any other expenses payable by the Alberton as of the closing of the merger, and (i) working capital;

●	upon the effectiveness of an amendment to the charter of Alberton to extend the time that Alberton needs to complete its initial business combination to April 26, 2022, the Outside Date shall mean April 26, 2022; and

●	any further loans by SolarMax with respect to expenses of Alberton shall be made directly to Alberton (and not to the Hong Ye for advancement by the Hong Ye to Alberton) and such loans shall be paid from the proceeds of the New Notes.

A copy of the Fifth Amendment is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary of the terms of the Third Amendment is subject to, and qualified in its entirety by, such document.

In conjunction with the Fifth Amendment, Alberton has entered into the following agreements with various parties:

Securities Purchase Agreement and New Notes

On October 4, 2021, Alberton entered into certain securities purchase agreement with WEBAO LIMITED and EAST ASIA INTERNATIONAL TRADE CO., LIMITED (the “Note Investors”) (the “SPA”), pursuant to which the Note Investors shall purchase from Alberton and Alberton shall issue convertible notes in the aggregate amount of $10 million with no interest to the Note Investors (the “New Notes”) at the effectiveness of the Preliminary Proxy Statement/Prospectus on Form S-4 (File No. 333-251825). The New Notes shall be converted automatically into the number of fully paid and non-assessable shares of ordinary share with no par value of Alberton or, upon redomestication of the Alberton as a Nevada corporation, the common stock, par value $0.0001 per share of Alberton redomesticated as a Nevada corporation upon the closing of the merger at a price equal to ten (10) times the average trading price of the rights of Alberton, during a period of twenty-five (25) trading days ending on the second trading day prior to mailing of the prospectus to Alberton’s shareholders in connection with the special meeting to approve the merger.

Copy of the SPA by and among Alberton, WEBAO LIMITED, and EAST ASIA INTERNATIONAL TRADE CO., LIMITED and form of the New Notes, are filed hereto as Exhibits 10.1, and 10.2, and are incorporated herein by reference. The foregoing summaries of the terms of the SPA and the New Notes are subject to, and qualified in their entirety by, such documents.

Backstop Termination Agreements and New Backstop Agreements

As disclosed in the Alberton’s current report on Form 8-K/A on August 16, 2021, Alberton entered into certain backstop agreements with four backstop investors, pursuant to which the backstop investors shall commit to purchase an aggregate of no less than $18 million of ordinary shares of the Alberton in open market or private transactions from time to time, or from holders of public shares of Alberton who have exercised their redemption rights pursuant to the Alberton’s organization documents (the “Backstop Agreements”). On October 4, 2021, Alberton terminated Backstop Agreements with two investors with a total commitment of $10 million in consideration that they have not commenced any purchase under the Backstop Agreement, and entered into agreements (the “New Backstop Agreements”) in the substantially same form with two new investors (the “New Backstop Investors”) for a commitment of $10 million.

Copies of the Backstop Termination Agreement by and between Alberton and each of two previous investors are filed hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference. The foregoing summaries of the terms of the Backstop Termination Agreements subject to, and qualified in their entirety by, such document.

Copies of the New Backstop Agreements by and between Alberton and each of New Backstop Investors are filed hereto as Exhibits 10.5 and 10.6 and are incorporated herein by reference. The foregoing summaries of the terms of the New Backstop Agreements subject to, and qualified in their entirety by, such document.

Notes Termination Agreements

As disclosed in the Alberton’s current report on Form 8-K/A on August 16, 2021, Alberton entered into certain note conversion agreements (the “Note Conversion Agreements”) with each of Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye”), Global Nature Investment Holdings Limited (“Global Nature”) and Qingdao Zhongxin Huirong Distressed Asset Disposal Co., Ltd. (“AMC Sino” and collectively with Hong Ye and Global Nature, the “Noteholders”).

Pursuant to the SPA, the proceeds of sale of the New Notes will be used to, among others, pay off the indebtedness of Alberton as of the closing of the merger including outstanding notes of the Noteholders. As a result, on October 4, 2021, Alberton terminated the Note Conversion Agreements with the Noteholders.

Copies of the Notes Termination Agreements by and between Alberton and each of Hong Ye, AMC Sino and Global Nature, are filed hereto as Exhibits 10.7, 10.8 and 10.9, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the Notes Termination Agreements are subject to, and qualified in their entirety by, such documents.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number
2.1	Fifth Amendment to Agreement and Plan of Merger dated October 4, 2021
10.1

Securities Purchase Agreement by and among Alberton, WEBAO LIMITED, and EAST ASIA INTERNATIONAL TRADE CO., LIMITE dated October 4, 2021 Termination Agreement, by and between Alberton and Grow California dated October 4, 2021

10.2	Form of Convertible Notes
10.3	Backstop Termination Agreement, by and between Alberton and Quest Mark No. 9 L.P. dated October 4, 2021
10.4	Backstop Termination Agreement, by and between Alberton and Grow California LLC dated October 4, 2021
10.5	New Backstop Agreement by and between Alberton and Nana Feng dated October 4, 2021
10.6	New Backstop Agreement by and between Alberton and Yaxian Wang dated October 4, 2021
10.7	Notes Termination Agreement by and between Alberton and Hong Ye dated October 4, 2021
10.8	Notes Termination Agreement by and between Alberton and AMC Sino dated October 4, 2021
10.9	Notes Termination Agreement by and between Alberton and Global Nature dated October 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer